SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              March 17, 2004
_____________________________________________________________________________
                   (Date of earliest event reported)


                          ESB Financial Corporation
_____________________________________________________________________________
              (Exact name of registrant as specified in its charter)


Pennsylvania                           0-19345                     25-1659846
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)


600 Lawrence Avenue
Ellwood City, Pennsylvania                                            16117
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


                               (724) 758-5584
_____________________________________________________________________________
           (Registrant's telephone number, including area code)


                               Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


ESB Financial Corporation
Form 8-K
Page 2

Item 5.    Other Events and Regulation FD Disclosure
           _________________________________________

           The information to be reported herein is incorporated by reference from the press release, dated March 17, 2004, filed as Exhibit 99 to this Form 8-K.


Item 7.    Financial Statements and Exhibits
           _________________________________


           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits.


                99      Press Release dated March 17, 2004.

ESB Financial Corporation
Form 8-K
Page 3

                                 SIGNATURES
                                 __________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ESB Financial Corporation
                               _________________________
                               (Registrant)




Date: March 17, 2004           By: /s/ Charlotte A. Zuschlag
      ______________               _________________________________
                               Charlotte A. Zuschlag
                               President & Chief Executive Officer
                               (Principal Executive Officer)


















                                 EXHIBIT 99
                               PRESS RELEASE